UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005

Mpower Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-32941	52-2232143
----------------------	----------------------	----------------------
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

175 Sully’s Trail, Pittsford, NY 14534
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (585) 218-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2005, Mpower Holding Corporation, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Rights Agent”), the rights agent under our Amended Rights Agreement (the “Rights Agreement”) dated July 10, 2003, as amended on December 31, 2004 (the “Rights Agreement”), agreed and acknowledged an amendment to the Rights Agreement dated as of June 30, 2005, to provide that Aspen Advisors LLC (“Aspen”) would not be deemed an “Acquiring Person” under the Rights Agreement until such time as Aspen became the beneficial owner of more than 20% of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

(a)	None
(b)	None
(c)	Exhibits

Exhibit No.	Description
3	Amendment of Rights Agreement and Certification of Compliance with Section 26 dated June 30, 2005, between Mpower Holding Corporation and Continental Stock Transfer & Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY NAME CORPORATION

Date: July 1, 2005	By:	/s/ Russell I. Zuckerman
Russell I. Zuckerman
Senior Vice President, General Counsel and Secretary

EXHIBITS INDEX

Exhibit No.	Description
3	Amendment of Rights Agreement and Certification of Compliance with Section 26 dated June 30, 2005, between Mpower Holding Corporation and Continental Stock Transfer & Trust Company.